EXHIBIT 99.1

Home BancShares, Inc. Announces Record First Quarter Earnings

CONWAY, Ark., April 19, 2007 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced record first quarter earnings of $4.8 million, or $0.27 diluted earnings per share for the quarter ended March 31, 2007, compared to earnings of $3.5 million, or $0.24 diluted earnings per share for the same period in 2006. This represents a $1.3 million, or 35.4% increase in the 2007 earnings over 2006.

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.29 and $0.26 for the first quarter of 2007 and 2006, respectively.

"The first quarter of 2007 was a great quarter for our Company," said John W. Allison, Chairman and Chief Executive Officer. "Anytime you have record first quarter earnings and strong loan growth combined with a steady net interest margin, you have to be proud."

Operating Highlights

Net interest income for the first quarter of 2007 increased 8.5% to $16.1 million compared to $14.8 million for the first quarter of 2006. Net interest margin, on a fully taxable equivalent basis, was 3.42% in the quarter just ended compared to 3.53% in the first quarter of 2006, a decrease of eleven basis points. The Company's first quarter 2007 net interest margin of 3.42% was unchanged from the fourth quarter of 2006. During 2006, competitive pressures and a slightly inverted yield curve put pressure on the Company's net interest margin. While the current competitive pressures have eased somewhat during 2007, the Company's net interest margin on a linked quarter basis was still projected to decline as a result of the $35 million purchase of bank owned life insurance late in the fourth quarter of 2006. Yet, the Company was able to rise above this expectation by achieving strong loan growth that was funded by both the run off in the investment portfolio and more reasonably priced interest-bearing liabilities.

Non-interest income for the first quarter of 2007 was $6.2 million compared with $4.4 million for the first quarter of 2006, a 41.0% increase. The increase in non-interest income is the result of various items including organic growth, particularly from service charges on deposits; an increase in other service charges and fees related to our improved position to retain more of the interchange fees on our electronic banking transactions and benefits associated with our recent purchase of bank owned life insurance.

Non-interest expense for the first quarter of 2007 was $14.7 million compared with $13.6 million for the first quarter of 2006, an increase of 8.2%. The increase is the result of the continued expansion of the Company combined with the normal increased cost of doing business.

Financial Condition

Total loans were $1.48 billion at March 31, 2007 compared to $1.25 billion at March 31, 2006, an increase of 18.4%. Total deposits were $1.63 billion at March 31, 2007 compared to $1.51 billion at March 31, 2006, an increase of 8.0%. Total assets were $2.20 billion at March 31, 2007, an 11.8% increase from $1.97 billion at March 31, 2006.

Nonperforming loans as a percent of total loans improved to 0.42% as of March 31, 2007 when compared to 0.66% as of March 31, 2006. Nonperforming assets as a percent of total assets were 0.30% as of March 31, 2007 compared to 0.45% as of March 31, 2006.

The Company's allowance for loan losses was $26.9 million at March 31, 2007, or 1.83% of total loans, compared to $24.4 million, or 1.96% of total loans, at March 31, 2006. As of March 31, 2007, the Company's allowance for loan losses equaled 436% of its total nonperforming loans compared to 297% as of March 31, 2006.

Stockholders' equity was $236.9 million at March 31, 2007 compared to $169.0 million at March 31, 2006, an increase of 40.1%. Book value per common share was $13.75 at March 31, 2007 compared to book value per common share with preferred converted to common of $11.83 at March 31, 2006, a 16.2% increase. The increases in stockholders' equity and book value per share were primarily the result of the proceeds from the Company's initial public offering, which was completed during 2006, and retained earnings during the prior twelve months.

Branch Expansion

During 2007, the Company opened its second branch location in the Florida community of Key West. Presently, the Company has one pending Florida de novo branch location in Key Largo scheduled to open in 2007 and has plans for four additional de novo branch locations in the Arkansas communities of Searcy (2), Bryant, and Quitman.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CST (2:00 EST) on Thursday, April 19, 2007. Interested parties can listen to this call by calling 1-877-407-0778 (United States and Canada only) and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-660-6853, Account Number: 286, Conference ID: 235356, which will be available until April 26, 2007 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with five wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves Stone County in north central Arkansas, and a fifth serves the Florida Keys and southwestern Florida.

                          Home BancShares, Inc.
                Consolidated End of Period Balance Sheets
                              (Unaudited)

                 Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,
 In thousands)    2007       2006       2006       2006       2006
 ------------- ---------- ---------- ---------- ---------- ----------

     ASSETS
     ------

  Cash and due
   from banks  $   57,998 $   53,004 $   45,216 $   50,516 $   42,700
  Interest-
   bearing
   deposits
   with other
   banks            2,962      6,696        831      1,406      5,323
               ---------- ---------- ---------- ---------- ----------
    Cash and
     cash
     equivalents   60,960     59,700     46,047     51,922     48,023
  Federal
   funds
   sold            10,685      9,003     31,081     11,102     19,558
  Investment
   securities
   - available
   for sale       476,534    531,891    509,203    515,063    525,257
  Loans
   receivable   1,475,376  1,416,295  1,387,279  1,328,351  1,246,146
  Allowance
   for loan
   losses         (26,934)   (26,111)   (25,952)   (25,245)   (24,435)
               ---------- ---------- ---------- ---------- ----------
    Loans
     receivable,
     net        1,448,442  1,390,184  1,361,327  1,303,106  1,221,711
  Bank
   premises and
   equipment,
   net             60,751     57,339     54,407     52,556     52,376
  Foreclosed
   assets held
   for sale           327        435        732        611        663
  Cash value
   of life
   insurance       42,746     42,149      7,008      6,954      6,900
  Investments
   in
   unconsolidated
   affiliates      12,336     12,449     12,609     12,634     12,689
  Accrued
   interest
   receivable      14,331     13,736     13,894     12,587     11,540
  Deferred tax
   asset, net       8,455      8,361      9,043     11,903      9,433
  Goodwill         37,527     37,527     37,527     37,527     37,527
  Core deposit
   and other
   intangibles      9,019      9,458      9,897     10,336     10,775
  Other assets     21,463     18,416     20,723     17,186     14,458
               ---------- ---------- ---------- ---------- ----------

   Total
    assets     $2,203,576 $2,190,648 $2,113,498 $2,043,487 $1,970,910
               ========== ========== ========== ========== ==========

  LIABILITIES AND STOCKHOLDERS' EQUITY
  ------------------------------------

 Liabilities
  Deposits:
   Demand and
    non-interest-
    bearing    $  228,716 $  215,142 $  218,846 $  230,818 $  225,340
   Savings and
    interest-
    bearing
    transaction
    accounts      606,593    582,425    532,579    531,319    538,860
     Time
      deposits    792,951    809,627    806,108    757,070    743,243
               ---------- ---------- ---------- ---------- ----------
   Total
    deposits    1,628,260  1,607,194  1,557,533  1,519,207  1,507,443
  Federal funds
   purchased       25,450     25,270         --     10,005         --
  Securities
   sold under
   agreements
   to
   repurchase     128,335    118,825    116,339    121,826     98,545
  FHLB and
   other
   borrowed
   funds          127,842    151,768    157,117    126,319    139,305
  Accrued
   interest
   payable and
   other
   liabilities     12,192     11,509     12,233     11,069     11,846
  Subordinated
   debentures      44,640     44,663     44,686     44,708     44,731
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities 1,966,719  1,959,229  1,887,908  1,833,134  1,801,870
               ---------- ---------- ---------- ---------- ----------
  Stockholders'
   equity
  Preferred
   stock A             --         --         --         21         21
  Preferred
   stock B             --         --         --          2          2
  Common stock        172        172        172        146        121
  Capital
   surplus        194,930    194,595    194,406    187,847    146,638
  Retained
   earnings        45,875     41,544     37,496     33,687     30,449
  Accumulated
   other
   comprehensive
   loss            (4,120)    (4,892)    (6,484)   (11,350)    (8,191)
               ---------- ---------- ---------- ---------- ----------
   Total
    stockholders'
    equity        236,857    231,419    225,590    210,353    169,040
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities
    and
    stockholders'
    equity     $2,203,576 $2,190,648 $2,113,498 $2,043,487 $1,970,910
               ========== ========== ========== ========== ==========

                                 Home BancShares, Inc.
                          Consolidated Statements of Income
                                    (Unaudited)

                                       Quarter Ended
                     ------------------------------------------------
                     Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
 (In thousands)        2007      2006      2006      2006      2006
 --------------      --------  --------  --------  --------  --------

 Interest income

  Loans              $ 28,288  $ 27,559  $ 26,748  $ 24,003  $ 21,842
  Investment
   securities
   Taxable              4,586     4,705     4,738     4,711     4,725
   Tax-exempt           1,026       938       883       965       967
  Deposits - other
   banks                   49        36        38        24        41
  Federal funds sold      235       447        51       183       159
                     --------  --------  --------  --------  --------

  Total interest
   income              34,184    33,685    32,458    29,886    27,734
                     --------  --------  --------  --------  --------
  Interest expense
   Interest on
    deposits           14,133    13,530    12,010    11,144     9,529
   Federal funds
    purchased             205        53       178       154       304
   FHLB and other
    borrowed funds      1,811     1,840     1,825     1,486     1,476
   Securities sold
    under agreements
    to repurchase       1,224     1,298     1,258       994       870
   Subordinated
    debentures            749       746       751       745       749
                     --------  --------  --------  --------  --------

 Total interest
  expense              18,122    17,467    16,022    14,523    12,928
                     --------  --------  --------  --------  --------

  Net interest income  16,062    16,218    16,436    15,363    14,806
   Provision for
    loan losses           820       584       649       590       484
                     --------  --------  --------  --------  --------
  Net interest
   income after
   provision for
   loan losses         15,242    15,634    15,787    14,773    14,322
                     --------  --------  --------  --------  --------
  Non-interest income
   Service charges
    on deposit
    accounts            2,588     2,778     2,354     2,263     2,052
   Other service
    charges and fees    1,500       906       541       584       611
   Trust fees              24       184       166       169       152
   Data processing
    fees                  218       176       215       215       193
   Mortgage banking
    income                348       451       435       439       411
   Insurance
    commissions           289       140       153       205       284
   Income from title
    services              156       205       233       282       237
   Increase in cash
    value of life
    insurance             598       143        55        55        51
   Dividends from
    FHLB, FRB &
    bankers' bank         227       219       180       154       106
   Equity in loss of
    unconsolidated
    affiliate            (114)     (166)      (65)      (32)     (116)
   Gain on sale of
    SBA loans              --        38        --        --        34
   Gain on sale of
    premises and
    equipment, net         14         6       129        26         2
   Gain (loss) on
    sale of
    securities, net        --        --        --         1        --
   Other income           357       349       302       238       384
                     --------  --------  --------  --------  --------

  Total non-interest
   income               6,205     5,429     4,698     4,599     4,401
                     --------  --------  --------  --------  --------
  Non-interest
   expense
   Salaries and
    employee benefits   7,440     7,190     7,376     7,399     7,348
   Occupancy and
    equipment           2,210     2,361     2,223     2,123     2,005
   Data processing
    expense               644       618       651       670       567
   Other operating
    expenses            4,447     4,310     3,987     3,951     3,699
                     --------  --------  --------  --------  --------

  Total non-interest
   expense             14,741    14,479    14,237    14,143    13,619
                     --------  --------  --------  --------  --------
  Income before taxes   6,706     6,584     6,248     5,229     5,104
   Income tax expense   1,945     2,106     1,960     1,593     1,588
                      --------  --------  --------  --------  --------
  Net income         $  4,761  $  4,478  $  4,288  $  3,636  $  3,516
                     ========  ========  ========  ========  ========

                                                 Three Months Ended
                                                --------------------
                                                Mar. 31,    Mar. 31,
 (In thousands)                                   2007        2006
 --------------                                 --------    --------

 Interest income
  Loans                                         $ 28,288    $ 21,842
  Investment securities
   Taxable                                         4,586       4,725
   Tax-exempt                                      1,026         967
  Deposits - other banks                              49          41
  Federal funds sold                                 235         159
                                                --------    --------

 Total interest income                            34,184      27,734
                                                --------    --------
 Interest expense
  Interest on deposits                            14,133       9,529
  Federal funds purchased                            205         304
  FHLB and other borrowed funds                    1,811       1,476
  Securities sold under
   agreements to repurchase                        1,224         870
  Subordinated debentures                            749         749
                                                --------    --------

  Total interest expense                          18,122      12,928
                                                --------    --------

  Net interest income                             16,062      14,806
   Provision for loan losses                         820         484
                                                --------    --------
  Net interest income after
   provision for loan losses                      15,242      14,322
                                                --------    --------
 Non-interest income
  Service charges on deposit accounts              2,588       2,052
  Other service charges and fees                   1,500         611
  Trust fees                                          24         152
  Data processing fees                               218         193
  Mortgage banking income                            348         411
  Insurance commissions                              289         284
  Income from title services                         156         237
  Increase in cash value of life insurance           598          51
  Dividends from FHLB, FRB & bankers' bank           227         106
  Equity in loss of unconsolidated affiliate        (114)       (116)
  Gain on sale of SBA loans                           --          34
  Gain on sale of premises and equipment, net         14           2
  Gain (loss) on sale of securities, net              --          --
  Other income                                       357         384
                                                --------    --------

 Total non-interest income                         6,205       4,401
                                                --------    --------
 Non-interest expense
  Salaries and employee benefits                   7,440       7,348
  Occupancy and equipment                          2,210       2,005
  Data processing expense                            644         567
  Other operating expenses                         4,447       3,699
                                                --------    --------

 Total non-interest expense                       14,741      13,619
                                                --------    --------

 Income before taxes                               6,706       5,104
  Income tax expense                               1,945       1,588
                                                --------    --------
 Net income                                     $  4,761    $  3,516
                                                ========    ========

                              Home BancShares, Inc.
                         Selected Financial Information
                                   (Unaudited)

                                    Quarter Ended
                     ------------------------------------------------
 (Dollars and shares
  in thousands,
  except per share   Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
  data)                2007      2006      2006      2006      2006
 ------------------- --------  --------  --------  --------  --------

 PER SHARE DATA
 --------------

 Diluted earnings per
  share               $  0.27  $   0.26  $   0.25  $   0.25  $   0.24
 Diluted cash
  earnings per share     0.29      0.28      0.26      0.27      0.26
 Basic earnings per
  share                  0.28      0.25      0.26      0.28      0.28
 Dividends per share
  - common              0.025     0.025     0.025     0.020     0.020
 Book value per
  common share          13.75     13.45     13.12     12.49     11.68
 Book value per
  common share with
  preferred converted
  to common             13.75     13.45     13.12     12.52     11.83
 Tangible book value
  per common share      11.05     10.72     10.36      9.23      7.70
 Tangible book value
  per common share
  with preferred
  converted to common   11.05     10.72     10.36      9.67      8.45

 STOCK INFORMATION
 -----------------

 Average common
  shares outstanding   17,219    17,202    16,361    12,224    12,123
 Average diluted
  shares outstanding   17,501    17,438    17,291    14,530    14,392
 End of period common
  shares outstanding   17,222    17,206    17,196    14,647    12,129
 End of period common
  shares outstanding
  with preferred
  converted to common  17,222    17,206    17,196    16,807    14,289

 Dividends paid on
  preferred stock          --        --        49       155       155

 ANNUALIZED PERFORMANCE RATIOS
 -----------------------------

 Return on average
  assets                 0.88%     0.83%     0.83%     0.73%     0.74%
 Cash return on
  average assets         0.95%     0.90%     0.90%     0.81%     0.81%
 Return on average
  equity                 8.30%     7.82%     7.81%     8.56%     8.51%
 Cash return on
  average tangible
  equity                10.96%    10.46%    10.61%    12.80%    12.86%
 Efficiency ratio       62.52%    63.10%    63.72%    66.74%    66.68%
 Net interest margin
  - FTE                  3.42%     3.42%     3.57%     3.52%     3.53%
 Fully taxable
  equivalent
  adjustment              610       553       521       572       583

 RECONCILIATION OF CASH EARNINGS
 -------------------------------

 GAAP net income        4,761     4,478     4,288     3,636     3,516
 Intangible
  amortization
  after-tax               267       267       267       267       258
                     --------  --------  --------  --------  --------
 Cash earnings          5,028     4,745     4,555     3,903     3,774
                     ========  ========  ========  ========  ========
 GAAP diluted
  earnings per share     0.27      0.26      0.25      0.25      0.24
 Intangible
  amortization
  after-tax              0.02      0.02      0.01      0.02      0.02
                     --------  --------  --------  --------  --------
 Diluted cash
  earnings per share     0.29      0.28      0.26      0.27      0.26
                     ========  ========  ========  ========  ========

 OTHER OPERATING EXPENSES
 ------------------------

 Advertising          $   629  $    645  $    568  $    612  $    558
 Amortization of
  intangibles             439       439       439       439       425
 Electronic banking
  expense                 530       359       152       160       118
 Directors' fees          174       165       203       202       204
 Due from bank
  service charges          56        86        91        84        70
 FDIC and state
  assessment              260       133       142       127       125
 Insurance                244       289       285       233       223
 Legal and accounting     319       278       191       274       282
 Other professional
  fees                    170       284       204       149       134
 Operating supplies        226      256       202       253       229
 Postage                   164      163       171       166       163
 Telephone                228       220       251       284       220
 Other expense          1,008       993     1,088       968       948
                     --------  --------  --------  --------  --------

  Total other
   operating
   expenses          $  4,447  $  4,310  $  3,987  $  3,951  $  3,699
                     ========  ========  ========  ========  ========

                                                 Three Months Ended
                                                --------------------
                                                Mar. 31,    Mar. 31,
                                                  2007        2006
                                                --------    --------

  PER SHARE DATA
  --------------

 Diluted earnings per share                     $   0.27    $   0.24
 Diluted cash earnings per share                    0.29        0.26
 Basic earnings per share                           0.28        0.28
 Dividends per share - common                      0.025       0.020
 Book value per common share                       13.75       11.68
 Book value per common share with
  preferred converted to common                    13.75       11.83
 Tangible book value per common share              11.05        7.70
 Tangible book value per common share with
  preferred converted to common                    11.05        8.45

  STOCK INFORMATION
  -----------------

 Average common shares outstanding                17,219      12,123
 Average diluted shares outstanding               17,501      14,392
 End of period common shares outstanding          17,222      12,129
 End of period common shares outstanding with
  preferred converted to common                   17,222      14,289
 Dividends paid on preferred stock                    --         155

 ANNUALIZED PERFORMANCE RATIOS
 -----------------------------

 Return on average assets                           0.88%       0.74%
 Cash return on average assets                      0.95%       0.81%
 Return on average equity                           8.30%       8.51%
 Cash return on average tangible equity            10.96%      12.86%
 Efficiency ratio                                  62.52%      66.68%
 Net interest margin - FTE                          3.42%       3.53%
 Fully taxable equivalent adjustment                 610         583

 RECONCILIATION OF CASH EARNINGS
 -------------------------------

 GAAP net income                                   4,761       3,516
 Intangible amortization after-tax                   267         258
                                                --------    --------
 Cash earnings                                     5,028       3,774
                                                ========    ========

 GAAP diluted earnings per share                    0.27        0.24
 Intangible amortization after-tax                  0.02        0.02
                                                --------    --------
 Diluted cash earnings per share                    0.29        0.26
                                                ========    ========

 OTHER OPERATING EXPENSES
 ------------------------

 Advertising                                    $    629    $    558
 Amortization of intangibles                         439         425
 Electronic banking expense                          530         118
 Directors' fees                                     174         204
 Due from bank service charges                        56          70
 FDIC and state assessment                           260         125
 Insurance                                           244         223
 Legal and accounting                                319         282
 Other professional fees                             170         134
 Operating supplies                                  226         229
 Postage                                             164         163
 Telephone                                           228         220
 Other expense                                     1,008         948
                                                --------    --------

  Total other operating expenses                $  4,447    $  3,699
                                                ========    ========

                          Home BancShares, Inc.
                      Selected Financial Information
                                (Unaudited)

 (Dollars in    Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,
  thousands)      2007       2006       2006       2006       2006
 ------------  ---------- ---------- ---------- ---------- ----------

   LOAN BALANCES
   -------------

 Real estate
  Commercial
   real estate
   loans
   Non-farm/
    non-
    residen-
    tial       $  519,680 $  465,306 $  454,227 $  424,645 $  422,618
   Construction/
    land
    development   369,022    393,410    394,036    379,820    331,532
   Agricultural    33,245     11,659     11,598     12,805     13,197
  Residential
   real estate
   loans
   Residential
    1-4 family    231,788    229,588    228,347    226,129    220,273
   Multifamily
    residential    39,329     37,440     34,527     35,017     36,425
               ---------- ---------- ---------- ---------- ----------
 Total real
  estate        1,193,064  1,137,403  1,122,735  1,078,416  1,024,045
 Consumer          42,345     45,056     43,716     41,920     39,599
 Commercial
  and industrial  205,531    206,559    181,673    173,715    166,025
 Agricultural      16,986     13,520     26,439     22,665      8,287
 Other             17,450     13,757     12,716     11,635      8,190
               ---------- ---------- ---------- ---------- ----------
  Total loans
   receivable
   before
   allowance
   for loan
   losses       1,475,376  1,416,295  1,387,279  1,328,351  1,246,146
 Allowance for
  loan losses      26,934    26,111      25,952     25,245     24,435
               ---------- ---------- ---------- ---------- ----------
   Total loans
    receivable,
    net        $1,448,442 $1,390,184 $1,361,327 $1,303,106 $1,221,711
               ========== ========== ========== ========== ==========

 Loans to
  deposits          90.61%     88.12%     89.07%     87.44%     82.67%

 ALLOWANCE FOR LOAN LOSSES
 -------------------------

 Balance,
  beginning of
  period       $   26,111 $   25,952 $   25,245 $   24,435 $   24,175
 Loans charged
  off                 100        529        210        289        486
 Recoveries of
  loans
  previously
  charged off         103        104        268        509        262
               ---------- ---------- ---------- ---------- ----------
  Net
   (recoveries)
   loans
   charged off         (3)       425        (58)      (220)       224
 Provision for
  loan losses         820        584        649        590        484
               ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period    $   26,934 $   26,111 $   25,952 $   25,245 $   24,435
               ========== ========== ========== ========== ==========

 Net (recoveries)
  charge-offs
  to average
  loans              0.00%      0.12%     -0.02%     -0.07%      0.07%
 Allowance for
  loan losses
  to total
  loans              1.83%      1.84%      1.87%      1.90%      1.96%

 NON-PERFORMING ASSETS
 ---------------------

 Non-performing
  loans

  Non-accrual
   loans       $    5,059 $    3,905 $    5,347 $    6,697 $    7,824
  Loans past
   due 90 days
   or more          1,116        641        879      1,208        411
               ---------- ---------- ---------- ---------- ----------
   Total
    non-performing
    loans           6,175      4,546      6,226      7,905      8,235
               ---------- ---------- ---------- ---------- ----------
 Other non-
  performing
  assets
  Foreclosed
   assets held
   for sale           327        435        732        611        663
  Other non-
   performing
   assets               1         13         15         --          4
               ---------- ---------- ---------- ---------- ----------
   Total other
    non-performing
    assets            328        448        747        611        667
               ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    assets     $    6,503 $    4,994 $    6,973 $    8,516 $    8,902
               ========== ========== ========== ========== ==========

 Allowance for
  loan losses
  to non-
  performing
  loans            436.18%    574.37%    416.83%    319.35%    296.72%
 Non-performing
  loans to
  total loans        0.42%      0.32%      0.45%      0.60%      0.66%
 Non-performing
  assets to
  total assets       0.30%      0.23%      0.33%      0.42%      0.45%

                                Home BancShares, Inc.
                         Consolidated Net Interest Margin
                                    (Unaudited)

                                          Three Months Ended
                                            March 31, 2007
                                  --------------------------------
                                    Average    Income/      Yield/
 (Dollars in thousands)             Balance    Expense       Rate
                                  ----------  ----------    ------
        ASSETS
        ------

 Earning assets
  Interest-bearing balances
   due from banks                  $    3,793  $       49    5.24%
  Federal funds sold                   18,031         235    5.29%
  Investment securities -
   taxable                            407,373       4,586    4.57%
  Investment securities -
   non-taxable - FTE                   97,785       1,581    6.56%
  Loans receivable - FTE            1,450,789      28,343    7.92%
                                   ----------  ----------
    Total interest-earning
     assets                         1,977,771      34,794    7.13%
                                               ----------
  Non-earning assets                  219,924
                                   ----------
    Total assets                   $2,197,695
                                   ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

  Liabilities
    Interest-bearing
     liabilities
    Interest-bearing
     transaction and savings
     deposits                      $  592,101  $    4,335    2.97%
    Time deposits                     820,942       9,798    4.84%
                                   ----------  ----------
     Total interest-bearing
      deposits                      1,413,043      14,133    4.06%
  Federal funds purchased              15,397         205    5.40%
  Securities sold under
   agreement to repurchase            115,754       1,224    4.29%
  FHLB and other borrowed
   funds                              148,897       1,811    4.93%
  Subordinated debentures              44,654         749    6.80%
                                   ----------  ----------
    Total interest-bearing
     liabilities                    1,737,745      18,122    4.23%
                                               ----------
   Non-interest bearing
    liabilities
    Non-interest-bearing
     deposits                         214,461
    Other liabilities                  12,718
                                   ----------
     Total liabilities              1,964,924
 Shareholders' equity                 232,771
                                   ----------
   Total liabilities and
    shareholders' equity           $2,197,695
                                   ==========
 Net interest spread                                         2.90%
 Net interest income and
  margin - FTE                                 $   16,672    3.42%
                                               ==========

                                         Three Months Ended
                                          December 31, 2006
                                  --------------------------------
                                    Average    Income/      Yield/
 (Dollars in thousands)             Balance    Expense       Rate
                                  ----------  ----------    ------

          ASSETS
          ------
 Earning assets
  Interest-bearing balances
   due from banks                  $    3,004  $       36    4.75%
  Federal funds sold                   34,080         447    5.20%
  Investment securities -
   taxable                            431,131       4,705    4.33%
  Investment securities -
   non-taxable - FTE                   88,391       1,447    6.49%
  Loans receivable - FTE            1,388,843      27,603    7.89%
                                   ----------  ----------
    Total interest-earning
     assets                         1,945,449      34,238    6.98%
                                               ----------
  Non-earning assets                  187,114
                                   ----------
    Total assets                   $2,132,563
                                   ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------
 Liabilities
   Interest-bearing
    liabilities
   Interest-bearing
    transaction and savings
    deposits                       $  549,138  $    3,857    2.79%
    Time deposits                     809,312       9,673    4.74%
                                   ----------  ----------
   Total interest-bearing
      deposits                      1,358,450      13,530    3.95%
  Federal funds purchased               3,980          53    5.28%
  Securities sold under
   agreement to repurchase            123,023       1,298    4.19%
  FHLB and other borrowed
   funds                              150,247       1,840    4.86%
  Subordinated debentures              44,676         746    6.62%
                                   ----------  ----------
    Total interest-bearing
     liabilities                    1,680,376      17,467    4.12%
                                               ----------
   Non-interest bearing
    liabilities
   Non-interest-bearing
    deposits                          211,242
    Other liabilities                  13,708
                                   ----------
     Total liabilities              1,905,326
 Shareholders' equity                 227,237
                                   ----------
   Total liabilities and
    shareholders' equity           $2,132,563
                                   ==========
 Net interest spread                                         2.86%
 Net interest income and
  margin - FTE                                 $   16,771    3.42%
                                               ==========

                             Home BancShares, Inc.
                        Consolidated Net Interest Margin
                                  (Unaudited)

                                             Three Months Ended
                                     --------------------------------
                                               March 31, 2007
                                     --------------------------------
                                      Average      Income/     Yield/
 (Dollars in thousands)               Balance      Expense      Rate
 -----------------------             ----------  ----------    ------

           ASSETS
           -------
 Earning assets
  Interest-bearing balances due
   from banks                        $    3,793  $       49     5.24%
  Federal funds sold                     18,031         235     5.29%
  Investment securities - taxable       407,373       4,586     4.57%
  Investment securities - non-
   taxable - FTE                         97,785       1,581     6.56%
  Loans receivable - FTE              1,450,789      28,343     7.92%
                                     ----------  ----------
   Total interest-earning assets      1,977,771      34,794     7.13%
                                                 ----------
  Non-earning assets                    219,924
                                     ----------
   Total assets                      $2,197,695
                                     ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------
 Liabilities
  Interest-bearing liabilities
   Interest-bearing transaction
    and savings deposits             $  592,101  $    4,335     2.97%
   Time deposits                        820,942       9,798     4.84%
                                     ----------  ----------
     Total interest-bearing
      deposits                        1,413,043      14,133     4.06%
  Federal funds purchased                15,397         205     5.40%
  Securities sold under agreement
   to repurchase                        115,754       1,224     4.29%
  FHLB and other borrowed funds         148,897       1,811     4.93%
  Subordinated debentures                44,654         749     6.80%
                                     ----------  ----------
   Total interest-bearing
    liabilities                       1,737,745      18,122     4.23%
                                                 ----------
 Non-interest bearing liabilities
  Non-interest-bearing deposits         214,461
  Other liabilities                      12,718
                                     ----------
     Total liabilities                1,964,924
 Shareholders' equity                   232,771
                                     ----------
  Total liabilities and
   shareholders' equity              $2,197,695
                                     ==========
 Net interest spread                                            2.90%
 Net interest income and margin
  - FTE                                          $   16,672     3.42%
                                                 ==========

                                             Three Months Ended
                                     --------------------------------
                                               March 31, 2006
                                     --------------------------------
                                      Average      Income/     Yield/
 (Dollars in thousands)               Balance      Expense      Rate
 -----------------------             ----------  ----------    ------

           ASSETS
           ------
 Earning assets
  Interest-bearing balances due
   from banks                        $    3,706  $       41     4.49%
  Federal funds sold                     14,477         159     4.45%
  Investment securities - taxable       430,121       4,725     4.46%
  Investment securities - non-
   taxable - FTE                         92,627       1,510     6.61%
  Loans receivable - FTE              1,224,871      21,882     7.25%
                                     ----------  ----------
   Total interest-earning assets      1,765,802      28,317     6.50%
                                                 ----------
  Non-earning assets                    169,399
                                     ----------
   Total assets                      $1,935,201
                                     ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------
 Liabilities
  Interest-bearing liabilities
  Interest-bearing transaction
   and savings deposits              $  520,287  $    2,739     2.14%
  Time deposits                         715,790       6,790     3.85%
                                     ----------  ----------
    Total interest-bearing deposits   1,236,077       9,529     3.13%
  Federal funds purchased                26,469         304     4.66%
  Securities sold under agreement
   to repurchase                         99,344         870     3.55%
  FHLB and other borrowed funds         137,796       1,476     4.34%
  Subordinated debentures                44,746         749     6.79%
                                     ----------  ----------
   Total interest-bearing
    liabilities                       1,544,432      12,928     3.39%
                                                 ----------
  Non-interest bearing liabilities
   Non-interest-bearing deposits        213,135
   Other liabilities                     10,067
                                     ----------
    Total liabilities                 1,767,634
 Shareholders' equity                   167,567
                                     ----------
   Total liabilities and
    shareholders' equity             $1,935,201
                                     ==========
 Net interest spread                                            3.11%
 Net interest income and margin
  - FTE                                              15,389     3.53%
                                                 ==========

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770